UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FundVantage Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

November 30, 2011

SPECIAL MEETING OF SHAREHOLDERS OF

Boston Advisors Broad Allocation Strategy Fund

Compak Dynamic Asset Allocation Fund

Cutwater Investment Grade Bond Fund

Corverus Strategic Equity Fund

DuPont Capital Emerging Markets Fund

EIC Value Fund

Estabrook Investment Grade Fixed Income Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S. Value Select Fund

Lateef Fund

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Pemberwick Fund

Polen Growth Fund

Private Capital Management Value Fund

SNW Oregon Short-Term Tax-Exempt Bond Fund

TW Small Cap Growth Fund

WHV Emerging Markets Equity Fund

WHV International Equity Fund

TO BE HELD ON JANUARY 9, 2012

Dear Shareholder:

A special meeting of shareholders of FundVantage Trust (the "Trust"), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 760 Moore Road, King of Prussia, Pennsylvania 19406, on January 9, 2012 at 10:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card—be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important to us. If we do not hear from you by December 22, 2011, a representative of the Trust may contact you.

Thank you for your response and for your continued investment with the Trust and its Funds.

Sincerely,

Joel Weiss
President

FUNDVANTAGE TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

Boston Advisors Broad Allocation Strategy Fund

Compak Dynamic Asset Allocation Fund

Cutwater Investment Grade Bond Fund

Corverus Strategic Equity Fund

DuPont Capital Emerging Markets Fund

EIC Value Fund

Estabrook Investment Grade Fixed Income Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S. Value Select Fund

Lateef Fund

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Pemberwick Fund

Polen Growth Fund

Private Capital Management Value Fund

SNW Oregon Short-Term
Tax-Exempt Bond Fund

TW Small Cap Growth Fund

WHV Emerging Markets Equity Fund

WHV International Equity Fund

TO BE HELD ON JANUARY 9, 2012

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on January 9, 2012. This notice, the proxy statement and proxy cards are available at www.kingproxy.com/fundvantage or by calling the Trust at (800) 791-3320.

Notice is hereby given that a special meeting of shareholders (the "Meeting") of FundVantage Trust (the "Trust") will be held on January 9, 2012 at 10:00 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purpose:

1.  to elect five Trustees to the Board of Trustees.

Shareholders of record on October 31, 2011, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest ("Shares") of the Trust present in person or by proxy at the Meeting or an adjournment thereof. Shares of each series of the Trust that has issued shares and commenced operations as of the date of this proxy statement constitute the issued and outstanding Shares. Currently, the twenty-one (21) series of the Trust listed above have issued Shares.

The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

The proposal referred to above is discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of Shares may be voted. You also have the opportunity to provide voting instructions via telephone or the Internet.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of FundVantage Trust

Joel Weiss, President

November 30, 2011

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

PROXY STATEMENT

DATED NOVEMBER 30, 2011

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

Boston Advisors Broad Allocation Strategy Fund

Compak Dynamic Asset Allocation Fund

Cutwater Investment Grade Bond Fund

Corverus Strategic Equity Fund

DuPont Capital Emerging Markets Fund

EIC Value Fund

Estabrook Investment Grade Fixed Income Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S. Value Select Fund

Lateef Fund

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Pemberwick Fund

Polen Growth Fund

Private Capital Management Value Fund

SNW Oregon Short-Term Tax-Exempt Bond Fund

TW Small Cap Growth Fund

WHV Emerging Markets Equity Fund

WHV International Equity Fund

TO BE HELD ON JANUARY 9, 2012

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or "Board") of FundVantage Trust (the "Trust") for use at the special meeting of shareholders of the Trust to be held on January 9, 2012 at 10:00 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of the Meeting and proxy card are first being mailed to shareholders of the Trust on or about November 30, 2011.

The persons named in the accompanying proxy will vote the number of shares of beneficial interest ("Shares") of the Trust represented by such proxy as directed or, in the absence of such direction, FOR all of the nominated trustees and the transaction of such other business that may properly come before the Meeting and any adjournment thereof.

Shareholders of record of the Trust as of the close of business on October 31, 2011 (the "Record Date") are entitled to attend and to vote at the Meeting. Shares of each series of the Trust that has issued shares and commenced operations as of the date of this Proxy Statement (each, a "Fund" and collectively, the "Funds") constitute the issued and outstanding Shares. As of the Record Date, there were issued and outstanding 151,832,482 Shares. Shareholders are entitled to one vote for each Share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Shares of each series of the Trust that has issued shares and commenced operations as of the date of this Proxy Statement constitute the issued and outstanding Shares. Currently, the twenty-one (21) series of the Trust listed above have issued Shares. Photographic identification will be required for admission to the Meeting.

A copy of the most recent annual report and semi-annual report for each Fund is available upon request, without charge, by writing to FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling (800) 791-3320.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of the Trust to consider and vote on the following proposal:

Proposal 1:  To elect five Trustees to the Board of Trustees.

* * *

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, Shareholders of the Trust will be asked to elect five Trustees, including one new nominee, to hold office until each of their respective successors is duly elected and qualified. Currently, the Board of Trustees consists of four members due to a vacant seat created when Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust effective September 30, 2011. At the quarterly meeting of the Board of Trustees held on September 27, 2011 (the "Nominating Meeting"), the Board of Trustees, at the recommendation of the Trust's Nominating Committee, approved the nomination of Nancy B. Wolcott, a Trustee candidate to the Board, to fill the vacant seat. If approved by shareholders at the Meeting, Ms. Wolcott will begin serving as a member of the Board of Trustees of the Trust immediately following the Meeting until her successor is duly elected and qualified. At the Nominating Meeting, the Board of Trustees, at the recommendation of the Trust's Nominating Committee, also approved the nomination of Robert J. Christian, Iqbal Mansur, Donald J. Puglisi and Stephen M. Wynne, each of whom is a current member of the Board. If approved by shareholders at the Meeting, each will continue to serve as a member of the Board of Trustees of the Trust until his successor is duly elected and qualified.

Each nominee was considered and recommended by the Trust's Nominating Committee. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the five nominees.

Each nominee has indicated that he or she will serve if elected, and the Board of Trustees has no reason to believe that any of the nominees will become unavailable for election as a Trustee. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Trust is set forth below. Each person listed under "Interested Persons" below is an "interested person" of the Trust, an investment adviser of a Fund of the Trust, or BNY Mellon Distributors Inc., the principal underwriter of the Trust ("Underwriter"), as that term is defined under Section 2(a)(19) of the 1940 Act. Each person who is not an "interested person" of the Trust, an investment adviser of a Fund of the Trust, or the Underwriter within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under the heading "Independent Persons" below. The address of each Trustee as it relates to the Trust's business is 760 Moore Road, King of Prussia, PA 19406.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Nominees for Trustee — "Interested Persons"[1]

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University

1  Mr. Wynne and Ms. Wolcott may be deemed "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Wynne may be deemed an "Interested Trustee" of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation. Ms. Wolcott may be deemed an "Interested Trustee" of the Trust by reason of her positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Nancy B. Wolcott Date of Birth: 11/54	Nominee	Shall serve until death, resignation or removal.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company

Nominees for Trustee — "Independent Persons"[2]

Robert J. Christian Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation ("RSMC") (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)

Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None

2  None of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Donald J. Puglisi Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust

Current Trustees and Officers

Name, Address and Age	Position Held with Trust	Position Since	Principal Occupation for Past 5 Years
Stephen M. Wynne	See "Nominees for Trustee — Interested Persons" above

Robert J. Christian	See "Nominees for Trustee — Independent Persons" above

Iqbal Mansur	See "Nominees for Trustee — Independent Persons" above

Donald J. Puglisi	See "Nominees for Trustee — Independent Persons" above

Joel Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

James Shaw Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

Jennifer M. Shields Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.

Salvatore Faia Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

Leadership Structure And Responsibilities of the Board and its Committees

The responsibilities of the Trustees are to monitor the Trust and its Funds' financial operations and performance, oversee the activities and legal compliance of the Trust and its Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Trust's and its Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. Currently, the Board is comprised of four individuals, one of whom is considered an Interested Trustee (Mr. Wynne). If all of the nominees for Trustee are elected by shareholders, the Board will be comprised of five individuals, two of whom will be considered Interested Trustees (Mr. Wynne and Ms. Wolcott). The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board has an Audit Committee, a Nominating Committee and a Governance Committee.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust's Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

Each Trustee and nominee was appointed or nominated to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection "Trustee Qualifications," below. Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board of Trustees' role in the risk oversight of the Trust, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has formed an Audit Committee which consists of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. The Board has adopted a written charter (the "Audit Committee Charter") for the Audit Committee. The Audit Committee meets at least two times per year. The Audit Committee met three times during the fiscal year ended April 30, 2011.

Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. The Audit Committee Charter is available upon request, without charge, by writing to FundVantage Trust, Attn: Jennifer M. Shields, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 or by calling the Trust at (800) 791-3320.

Nominating Committee. The Board has formed a Nominating Committee which consists of of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. The Board has adopted a written charter for the Nominating Committee, a copy of which is attached hereto as Exhibit A. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met twice during the fiscal year ended April 30, 2011. The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board of Trustees, for consideration by the Board of Trustees when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board of Trustees Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to Jennifer M. Shields at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees. Upon the written request of shareholders holding at least a 5% interest in the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

Governance Committee. The Governance Committee is comprised of Messrs. Mansur and Wynne. Mr. Wynne serves as the chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met three times during the fiscal year ended April 30, 2011.

Trustees Attendance at Meetings

The Board of Trustees held seven (7) meetings during the fiscal year ended April 30, 2011. Each Trustee attended at least 75% of the regular, special and Committee meetings during the fiscal year.

Trustee/Nominee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees' conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board of Trustees believes that the nominees' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each nominee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each nominee: Mr. Wynne is the former Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, and former Chief Executive Officer of PNC Global Investment Servicing; Ms. Wolcott is the current Executive Vice President of US Funds Services, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, and former Executive Vice President of PNC Global Investment Servicing; Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University; and Mr. Puglisi is the Managing Director of Puglisi & Associates, which provides financial, administrative and consulting services, and serves as a director for various other businesses.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees' overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the nominees do not constitute holding out the Board of Trustees or any Trustee or nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

Ownership of Securities

The following table sets forth the equity securities in the Funds and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees and nominees beneficially owned as of the Record Date.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee within the Family of Investment Companies
Interested Trustees/Nominees

Stephen M. Wynne	None	None

Nancy Wolcott	None	None

Independent Trustees/Nominees

Robert J. Christian	$50,000 - $100,000 (Lateef Fund)	$50,000 - $100,000

Iqbal Mansur	None	None

Donald J. Puglisi	None	None

As of the Record Date, none of the Independent Trustees or nominees for Independent Trustee, and no immediate family member of any Independent Trustee or nominee for Independent Trustee, owns securities of an investment adviser of a Fund, or any control person of investment advisers or the Underwriter. As of the Record Date, the Trustees and nominees for Trustee and executive officers (9 persons) beneficially owned an aggregate of less than 1% of the Trust's outstanding Shares, and each Trustee's individual shareholdings constituted less than 1% of the Trust's outstanding Shares.

Trustee Compensation

In addition to the fees below, the Trust reimburses the Trustees for their related business expenses. The following table sets forth the aggregate compensation paid to each of the Trustees for the fiscal year ended April 30, 2011.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
Independent Trustees
Robert J. Christian	$29,125	$0	$0	$29,125
Iqbal Mansur	$29,500	$0	$0	$29,500
Donald J. Puglisi	$28,000	$0	$0	$28,000
Interested Trustee
Stephen M. Wynne	$9,625	$0	$0	$9,625

Shareholder Communications with Trustees

Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board or the Trustee to FundVantage Trust, Attn: Jennifer M. Shields, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406.

Required Vote

If a quorum is present, a plurality of all Shares voted at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted as votes cast, but will be counted for purposes of determining whether a quorum is present.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firms

PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for each of the Funds, except for the TW Small Cap Growth Fund, EIC Value Fund and SNW Oregon Short-Term Tax-Exempt Bond Fund, for the Trust's fiscal year ending April 30, 2012. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each Fund to which it serves as the independent registered public accounting firm. The Audit Committee approved the engagement of PwC as the Trust's independent registered public accounting firm for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. For the Trust's fiscal years ended 2010 and 2011, PwC received "audit fees," "audit-related fees," "tax fees" and "all other fees" in the amounts set forth in the table below.1

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2011	$384,100	$0	$0	$0
2010	$89,500	$0	$0	$0

1  "Audit fees" are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. "Audit-related fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators. "Tax fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. "All other fees" are fees for products and services provided to the Trust other than those reported under "audit fees," "audit-related fees" and "tax fees."

Ernst & Young LLP. Ernst & Young LLP ("E&Y"), Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the TW Small Cap Growth Fund, EIC Value Fund and SNW Oregon Short-Term Tax-Exempt Bond Fund for the Trust's fiscal year ending April 30, 2012. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each Fund to which it serves as the independent registered public accounting firm. The Audit Committee approved the engagement of E&Y as the Trust's independent registered public accounting firm for the current fiscal year. Representatives of E&Y are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. For the Trust's fiscal year ended 2011, E&Y received "audit fees," "audit-related fees," "tax fees" and "all other fees" in the amounts set forth in the table below.

Fiscal Year*	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2011	$17,500	$0	$0	$0

*  E&Y did not serve as independent registered public accounting firm during the fiscal year ended 2010.

Other Information Regarding the Independent Registered Public Accounting Firms. The Trust's Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Trust's financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Trust's independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Trust, or to provide non-audit services to the Trust, its Funds, an investment adviser to its Funds or any entity controlling, controlled by, or under common control with an investment adviser to its Funds ("adviser affiliate") that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of PwC or E&Y. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

There were no services rendered by PwC or E&Y to the Trust or its Funds for which the pre-approval requirement was waived. During the same period, all services provided by PwC and E&Y to the Trust, its Funds, an investment adviser or adviser-affiliate that were required to be pre-approved were pre-approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC and E&Y to an investment adviser or an adviser-affiliate that were not pre-approved (not requiring pre-approval), if any, is compatible with maintaining PwC's and E&Y's independence. During the Trust's fiscal year ended 2010, Wentworth, Hauser and Violich, Inc., the investment adviser of the WHV Emerging Markets Equity Fund and WHV International Equity Fund, was billed $86,800 in "non-audit fees" by PwC. There were no other "non-audit fees" billed by PwC for services rendered to the Trust, its Funds, an investment adviser to its Funds or any adviser-affiliate during any of the Trust's previous two fiscal years. There were no "non-audit fees" billed by E&Y for services rendered to the Trust, its Funds, an investment adviser to its Funds or any adviser-affiliate during any of the Trust's previous two fiscal years.

Investment Advisers

The following investment advisers provide investment management services to each of the Funds opposite its name and address:

Investment Adviser and Address	Fund
Boston Advisors, LLC One Liberty Square, 10th Floor Boston, Massachusetts, 02109	Boston Advisors Broad Allocation Strategy Fund

Compak Asset Management 8105 Irvine Center Drive, Suite 1100 Irvine, California, 92618	Compak Dynamic Asset Allocation Fund

Cutwater Asset Management 113 King Street, Armonk, New York 10504	Cutwater Investment Grade Bond Fund

Piedmont Investment Advisors, LLC 300 West Morgan Street, Suite 1200 Durham, North Carolina 27701	Corverus Strategic Equity Fund

DuPont Capital Management Corporation Delaware Corporate Center One Righter Parkway, Suite 3200 Wilmington, Delaware 19803	DuPont Capital Emerging Markets Fund

Equity Investment Corporation 3007 Piedmont Road, NE, Suite 200 Atlanta, Georgia 30305	EIC Value Fund

Estabrook Capital Management LLC 875 Third Avenue, 15th Floor New York, New York 10022	Estabrook Investment Grade Fixed Income Fund

Investment Adviser and Address	Fund
Gotham Asset Management, LLC 535 Madison Avenue, 30th Floor New York, New York 10022	Formula Investing International Value 400 Fund Formula Investing International Value Select Fund Formula Investing U.S. Value 1000 Fund Formula Investing U.S. Value Select Fund

Lateef Investment Management, L.P. 300 Drakes Landing Road, Suite 100 Greenbrae, California 94904	Lateef Fund

Asset Management Group of Bank of Hawaii 130 Merchant Street, Suite 370 Honolulu, Hawaii 96813	Pacific Capital Tax-Free Securities Fund Pacific Capital Tax-Free Short Intermediate Securities Fund

Pemberwick Investment Advisors LLC 340 Pemberwick Road Greenwich, Connecticut 06831 J.P. Morgan Investment Management Inc. (sub-adviser) 270 Park Avenue New York, New York 10017	Pemberwick Fund

Polen Capital Management, LLC 2700 N. Military Trail, Suite 230 Boca Raton, Florida 33431	Polen Growth Fund

Private Capital Management, L.P. 8889 Pelican Bay Boulevard, Suite 500 Naples, Florida 34108	Private Capital Management Value Fund

SNW Asset Management, LLC 1420 5th Avenue, Suite 4300 Seattle, Washington 98101	SNW Oregon Short-Term Tax-Exempt Bond Fund

TW Asset Management LLC One Montgomery Street, Suite 3700 San Francisco, California 94104	TW Small Cap Growth Fund

Wentworth, Hauser and Violich, Inc.
301 Battery Street, Suite 400
San Francisco, California, 94111-3203
Hirayama Investments, LLC
(sub-adviser)
301 Battery Street, Suite 400
San Francisco, California, 94111-3203	WHV Emerging Markets Equity Fund WHV International Equity Fund

Additional Service Providers

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.

Custodian	The Bank of New York Mellon

Principal Underwriter	BNY Mellon Distributors Inc.

Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc. are located at 760 Moore Road, King of Prussia, PA 19406. The Bank of New York Mellon is located at One Wall Street, New York, New York 10286.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Trust. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust at (800) 791-3320.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Jennifer M. Shields, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., at 760 Moore Road, King of Prussia, PA 19406) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, there were 151,832,482 outstanding shares of the Trust, as shown in the chart below.

Fund	Shares Issued and Outstanding
Boston Advisors Broad Allocation Strategy Fund	665,269

Compak Dynamic Asset Allocation Fund	2,013,681

Cutwater Investment Grade Bond Fund	6,910,737

Corverus Strategic Equity Fund	525,110

DuPont Capital Emerging Markets Fund	18,045,524

EIC Value Fund	1,873,873

Estabrook Investment Grade Fixed Income Fund	1,564,379

Formula Investing International Value 400 Fund	1,343,751

Formula Investing International Value Select Fund	1,923,543

Formula Investing U.S. Value 1000 Fund	2,995,137

Formula Investing U.S. Value Select Fund	8,148,528

Lateef Fund	31,241,891

Pacific Capital Tax-Free Securities Fund	24,510,487

Pacific Capital Tax-Free Short Intermediate Securities Fund	6,064,389

Fund	Shares Issued and Outstanding
Pemberwick Fund	15,088,108

Polen Growth Fund	8,364,894

Private Capital Management Value Fund	4,003,160

SNW Oregon Short-Term Tax-Exempt Bond Fund	421,232

TW Small Cap Growth Fund	1,589,024

WHV Emerging Markets Equity Fund	109,341

WHV International Equity Fund	14,430,424

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Trust:

Fund and Class	Name and Address of Shareholder	Number of Shares Owned	Percentage of Fund's Outstanding Shares
Pacific Capital Tax-Free Securities Fund — Class Y	NFS LLC FBO Bank of Hawaii DBA HAWCO PO Box 1930 Honolulu, HI 96805	23,429,138	15.43%

Lateef Fund — Class I	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit of its Customers 4800 Deer Lake Drive Jacksonville, FL 32246	11,929,660	7.86%

Shareholder Proposals for Subsequent Meetings

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Jennifer M. Shields, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its Funds and the shareholders.

By Order of the Board of Trustees,

Joel Weiss
President
FundVantage Trust

November 30, 2011

IF YOU CANNOT ATTEND THE MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

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EXHIBIT A

FUNDVANTAGE TRUST

NOMINATING COMMITTEE CHARTER

PURPOSE

The Nominating Committee (the "Committee") shall be a standing committee of the Board of Trustees (the "Board") of FundVantage Trust (the "Trust"). The purpose of the Committee is to:

1.  Make recommendations to the Board regarding: (a) its size, structure and composition; and (b) qualifications for Board membership;

2.  Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; and

3.  Identify and recommend to the Board, from time to time, a qualified individual to serve as the Trust's Chief Compliance Officer ("CCO").

ORGANIZATION

Membership

1.  The Committee shall consist of all Independent Trustees, none of whom is an "interested person" of the Trust as defined in the Investment Company Act of 1940. Initially, each independent Trustee will be a Committee member.

2.  The Board shall elect each member of the Committee and the chairman of the Committee (the "Chairman"). If the Board does not elect a Chairman, the Committee shall designate a Chairman by majority vote of the Committee. The Board may replace any member of the Committee for any reason.

3.  The Chairman shall designate a secretary for each meeting of the Committee to record the minutes thereof.

Meetings

1.  The Committee shall meet at least once a year. The Chairman may call additional meetings as are necessary or appropriate.

2.  A majority of the Committee members shall constitute a quorum for the transaction of business. Approval of actions by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent to action without a meeting.

3.  The Chairman shall distribute a meeting agenda to the Committee members at a reasonable time prior to each meeting.

4.  The secretary appointed by the Chairman shall prepare written minutes of each meeting.

Reporting

Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action. The Committee may also request that nomination matters be discussed with the Board in executive session at any Board meeting.

AUTHORITY

1.  The Committee shall have authority to retain and terminate any search firm used to identify candidates for Board membership, including the authority to approve such firm's fees or retention terms.

2.  The Committee is authorized to obtain advice and assistance from the Trust's counsel, independent accountant and other service providers in connection with the performance of its responsibilities. If the Committee determines that it is necessary to do so in order for the Committee to discharge its responsibilities, the Committee may retain independent counsel and accounting services at the Trust's expense.

3.  In discharging its responsibilities, the Committee shall have full access to any relevant and material records of the Trust.

RESPONSIBILITIES

Size, Structure and Composition of the Board and Qualifications for Membership

1.  The Committee, along with the Fund Governance Committee, shall review periodically the size, structure and composition of the Board to determine the appropriate number of Trustees comprising the Board, the ratio of interested to non-interested Trustees, the number and types of committees, the functions of the Trust's officers, and the types of expertise and experience needed among the Trustees. Accordingly, the Committee shall recommend to the Board:

a.  a Statement of Policy on Qualifications for Board Membership; and

b.  a Statement of Policy on Qualifications for Chairman of the Board.

2.  The Committee shall be responsible for overseeing the orientation and training of new Trustees and the continuing education of all Trustees.

Identification and Nomination of Candidates for Membership and Chairmanship

1.  The Committee shall develop a list of possible new members for the Board, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate.

2.  The Committee shall identify and recommend candidates for nomination by the Board in accordance with the Statement of Policy on Qualifications for Board Membership, and candidates for the chairmanship of the Board in accordance with the Statement of Policy on Qualifications for Chairman of the Board.

3.  The Committee shall make recommendations to the Board with respect to membership on committees.

Chief Compliance Officer

1.  To the extent necessary, the Committee shall identify qualified individuals to serve as Chief Compliance Officer, and recommend an appropriate candidate to the Board.

NOMINEE CANDIDATES RECOMMENDED BY SHAREHOLDERS

Policy

The Committee will consider nominee candidates recommended by shareholders of the Trust. The Committee will evaluate such nominees according to the Statement of Policy on Qualifications for Board Membership in the same manner as nominee candidates not recommended by shareholders.

Process

Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominees by the Board.

FUNDVANTAGE TRUST

STATEMENT OF POLICY ON QUALIFICATIONS FOR MEMBERSHIP
ON THE BOARD OF TRUSTEES

All members of the Board of Trustees (the "Board") of FundVantage Trust (the "Trust") shall possess:

1.  The ability to apply reasonable business judgment and exercise properly their duties of care and loyalty in the best interests of the shareholders of the Trust;

2.  Proven leadership ability, high integrity, collegiality and moral character, substantial business or other relevant experience, and a demonstrated capacity to manage a high level of responsibility;

3.  The ability to understand complex principles of business and investment, to solve multi-faceted problems, and to operate positively in the regulatory environment of the Trust; and

4.  The ability to read and understand basic financial statements.

In addition, as may be required by the Trust in order to take advantage of certain exemptive rules under the Investment Company Act of 1940 (the "1940 Act"), certain members of the Board may also need to be "disinterested trustees" as such term is defined in Rule 0-1(a)(7) under the 1940 Act.

In selecting among potential candidates for Board membership, the Board shall give effect to a preference for candidates who hold or have held senior-level positions in business, finance, law, education, research or government.

FUNDVANTAGE TRUST

STATEMENT OF POLICY ON QUALIFICATIONS FOR SELECTION AS
CHAIRMAN OF THE BOARD

I.  INDEPENDENCE

The Chairman of the Board of Trustees (the "Board") of FundVantage Trust (the "Trust") shall be a trustee, and if required by law or regulation a "disinterested trustee" as such term is defined in Rule 0-1(a)(7) under the Investment Company Act of 1940.

II.  REQUIRED SKILLS

In addition to the basic qualifications for all members of the Board, the Chairman shall possess the ability to:

1.  Foster a boardroom culture consistent with the Trust's statement of fund governance principles.

2.  Exercise leadership among the Trustees.

3.  Chair Board meetings in an evenhanded and open manner.

4.  Communicate effectively with the Trust's shareholders, service providers, regulatory agencies, the press and other relevant parties.

5.  Represent the Trust's interests effectively in all dealings with the Trust's adviser and other service providers.

6.  Evaluate and prioritize issues for consideration by the Board.

III.  REQUIRED EXPERIENCE

The Chairman shall have senior-level experience in business, finance, law, education, research or government, including experience in managing a high level of responsibility.

IV.  COMMITMENT

The Chairman must have the commitment, availability and time needed to discharge the responsibilities of the position to the extent necessary to serve the best interests of the shareholders.

APPROVED: JANUARY 22, 2007  AMENDED: JUNE 23, 2011

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	PROXY TABULATOR	VOTE THIS PROXY CARD TODAY!
	P.O. BOX 859232	YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE
	BRAINTREE, MA 02185-932	OF ADDITIONAL MAILINGS

	CALL:	To vote by phone call toll-free 800-791-3320 and follow the recorded instructions.
	LOG-ON:	Vote on the Internet at www.kingproxy.com/fundvantage and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 9, 2012

FUNDVANTAGE TRUST
[Fund name here]

P R O X Y	PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jennifer M. Shields and Pamela V. Wade, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of the above referenced Fund, a series of FundVantage Trust, on January 9, 2012 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matter, as set forth in the Notice of Special Meeting of Shareholders.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.  The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated November 30, 2011.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE THE ELECTION OF ALL OF THE NOMINATED TRUSTEES.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE

			FOR all nominees	WITHHOLD
			listed (except as	authority to vote for all
			noted on the line at	nominees
left)
1.	Election of Trustees.
	01. Robert J. Christian		☐	☐
	02. Iqbal Mansur	04. Stephen M. Wynne
	03. Donald J. Puglisi	05. Nancy B. Wolcott

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE